CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Mutual Funds, do hereby certify, to such officer's knowledge, that:

         The annual report on Form N-CSR of the TIAA-CREF Mutual Funds (the "Funds") for the year ended December 31, 2002 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.



Dated: February 28, 2003
                                     /s/ MARTIN E. GALT, III
                                     -----------------------------------------
                                     Martin E. Galt, III
                                     President (Principal Executive Officer),
                                     TIAA-CREF Mutual Funds



Dated: February 28, 2003             /s/ RICHARD L. GIBBS
                                     -----------------------------------------
                                     Richard L. Gibbs
                                     Executive Vice President
                                     (Principal Financial Officer),
                                     TIAA-CREF Mutual Funds